EXHIBIT-23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in the Form 10-K/A, into Vectren Corporation's previously filed Registration Statements on File No. 333-33608, 333-31326, 333-33684, and 333-90763.

                                            /s/ Arthur Andersen
                                                Arthur Andersen

Indianapolis, Indiana
August 27, 2001.